UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 20, 2016

NetApp, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

495 East Java Drive Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 25, 2016, NetApp, Inc. ("NetApp" or the "Company") issued a press release reporting financial results for the fourth quarter and year ended April 29, 2016. The press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.
The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c), (d)

Appointment of President
On May 20, 2016, the board of directors (the "Board") of the Company appointed George Kurian to the additional role of President of the Company. Mr. Kurian's title is now Chief Executive Officer and President.

Appointment of New Director

On May 20, 2016, the Board approved an increase in the number of authorized directors on the Board from nine (9) to ten (10) and appointed Stephen M. Smith as a member of the Board to fill the vacancy created thereby.

There are no arrangements or understandings between Mr. Smith, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Smith was selected as a director. There are no related party transactions between the Company and Mr. Smith (or any immediate family member thereof) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Smith does not have any family relationships with any of the Company's directors or executive officers.

As a non-employee director, Mr. Smith will participate in the non-employee director compensation arrangements described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on July 27, 2015. In addition, it is expected that he will enter into the Company's standard form of director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the period ended July 25, 2014, as filed with the SEC on August 28, 2014.

A copy of the Company's press release announcing the appointment of Mr. Smith to the Board is attached hereto as Exhibit 99.2 and the information set forth therein is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 25, 2016, reporting earnings for the fiscal quarter and year ended April 29, 2016.
99.2	Press release, dated May 25, 2016, announcing appointment of Steve Smith to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC.
(Registrant)

May 25, 2016	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 25, 2016, reporting earnings for the fiscal quarter and year ended April 29, 2016

99.2	Press release, dated May 25, 2016, announcing appointment of Steve Smith to the Board of Directors